UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 21, 2006

NeoPharm, Inc.

(Exact name of registrant as specified in its charter)

Delaware	33-90516	51-0327886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 Lakeside Drive, Waukegan, IL		60085
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code)		(847) 887-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c)).

Item 1.01.              Entry into a Material Definitive Agreement

(a)  On August 21, 2006, NeoPharm, Inc. (the “Company”) entered into a License Amendment with the National Institutes of Health (“NIH”), on behalf of the Public Health System (“PHS”) and the Department of Health and Human Services (“DHHS”), providing for an amendment of the Company’s existing License Agreement (L-024-2006/0) covering the Company’s non-exclusive license to utilize a patented process owned by the U.S. Government relating to Convection Enhanced Delivery (“CED”).  The amendment, among other things, now provides the Company with the right to sublicense its rights under the License Agreement to third parties.  Additionally, the definition of “Drug” has been expanded to include any pharmaceutical or pharmaceutical composition developed or licensed by the Company for the treatment of cancer.  Further, the definition of “Field of Use” has been broadened to cover the treatment of cancer and additional time has been added to attaining the benchmarks provided under the License Agreement.  In return for these additional rights, the Company has agreed to pay PHS additional sublicensing royalties equal to one and one-half percent (1.5%), up to a maximum of Two Hundred Thousand and No/100 Dollars ($200,000.00), on the fair market value of any upfront consideration received by the Company for granting each sublicense.

The foregoing is a summary of certain provisions of the License Amendment and is qualified in its entirety by reference to the text of the License Amendment which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Relationship of the Parties.  The Company, on the one hand, and the NIH, PHS and DHHS, on the other hand, have previously entered into various agreements, including, but not limited to, other license agreements, including license agreements for the Company’s lead compound, IL13-PE38QQR (cintredekin besudotox), as well as cooperative research and development agreements, information on which can be found in the Company’s Annual Report on Form 10-K under the heading ITEM 1 BUSINESS - “COLLABORATIVE RELATIONSIPS AND LICENSES,” which descriptions are incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits:

Exhibit No.	Description of Exhibits
10.1

License Amendment (L-024-2006/1), dated August 21, 2006, between NeoPharm, Inc. and the National Institutes of Health, on behalf of the Public Health Service and the Department of Health and Human Services, amending License Agreement (L-024-206/0).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.

By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer
(Principal Accounting Officer and
Principal Financial Officer)

Dated:  August 23, 2006

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

10.1

License Amendment (L-024-2006/1), dated August 21, 2006, between NeoPharm, Inc. and the National Institutes of Health, on behalf of the Public Health Service and the Department of Health and Human Services, amending License Agreement (L-024-206/0).